UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)
251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: 704-805-7200
Date of fiscal year end: 12/31
Date of reporting period: 12/31/23

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e- 1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2023

Barings

CORPORATE INVESTORS

2023 Annual Report

BARINGS CORPORATE INVESTORS
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
INVESTMENT OBJECTIVE & STRATEGIES
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below- investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
In this report, you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s Annual Meeting of Shareholders, which will be held on May 16, 2024, at 8:00 A.M. (Eastern Time) in Charlotte, North Carolina, and virtually at the following website.
https://www.viewproxy.com/barings/broadridgevsm/

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust’s website at http://www.barings.com/mci; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec. gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2023, is available (1) on the Trust’s website at http://www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.
FORM N-PORT
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the
SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.barings.com/mci or upon request by calling, toll-free, 1-866-399-1516.
LEGAL MATTERS
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.
BARINGS CORPORATE INVESTORS
c / o Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202
1-866-399-1516
http://www.barings.com/mci
ADVISER
Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
New York, NY 10154

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02111
CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110
TRANSFER AGENT & REGISTRAR
SS&C Global Investor & Distribution Solutions, Inc., formerly known as DST Systems, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

Barings Corporate Investors
2023 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/2023*

PORTFOLIO COMPOSITION AS OF 12/31/2022*

* Based on market value of total investments and cash balances
In July 2017, the head of the U.K. Financial Conduct Authority (the “FCA”), announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. In March 2021, the FCA confirmed that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of sterling, euro, Swiss franc, and Japanese yen, and the one week and two month U.S. dollar settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar settings. In addition, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into new LIBOR contracts after January 1, 2022. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the Alternative Reference Rates Committee, a steering committee convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York and comprised of large U.S. financial institutions, has recommended the use of the Secured Overnight Financing Rate, SOFR. There are many uncertainties regarding a transition from LIBOR to SOFR or any other alternative benchmark rate that may be established, including, but not limited to, the timing of any such transition, the need to amend all contracts with LIBOR as the referenced rate and, given the inherent differences between LIBOR and SOFR or any other alternative benchmark rate, how any transition may impact the cost and performance of impacted securities, variable rate debt and derivative financial instruments. In addition, SOFR or another alternative

Barings Corporate Investors
2023 Annual Report
benchmark rate may fail to gain market acceptance, which could adversely affect the return on, value of and market for securities, variable rate debt and derivative financial instruments linked to such rates. The effects of a transition from LIBOR to SOFR or any other alternative benchmark rate on the Trust’s cost of capital and net investment income cannot yet be determined definitively. All of the Trust’s loan agreements with the Trust’s portfolio companies include fallback language in the event that LIBOR becomes unavailable. This language generally either includes a clearly defined alternative reference rate after LIBOR’s discontinuation or provides that the administrative agent may identify a replacement reference rate, typically with the consent of (or prior consultation with) the borrower. In certain cases, the administrative agent will be required to obtain the consent of either a majority of the lenders under the facility, or the consent of each lender, prior to identifying a replacement reference rate. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to the Trust and could have a material adverse effect on the Trust’s business, financial condition and results of operations.

Hypothetical growth of $10,000 Investment (unaudited)

$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$26,797
$15,672
1/1/2014
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns December 31, 2023	1 Year	5 Year	10 Year
Barings Corporate Investors	43.84%	12.87%	10.41%
Bloomberg Barclays U.S. Corporate High Yield Index	13.44%	5.37%	4.60%
Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

Barings Corporate Investors
2023 Annual Report
TO OUR SHAREHOLDERS
I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2023.
PORTFOLIO PERFORMANCE
The Trust’s net total portfolio rate of return for 2023 was 11.62%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $339,826,094 or $16.77 per share, as of December 31, 2023. This compares to $331,638,699 or $16.37 per share, as of December 31, 2022. The Trust declared four quarterly dividend distributions during 2023 for a total annual dividend of $1.42 per share (see page 6 for detailed dividend information for 2023), representing a 39.2% increase to the total annual dividends declared in 2022 of $1.02 per share. Net taxable investment income for 2023 was $1.65 per share, including approximately $0.13 per share of non-recurring income, compared to 2022 net taxable investment income of $1.07 per share, which included approximately $0.02 per share of non-recurring income.
The Trust’s stock price increased 32.0% during 2023, from $13.96 as of December 31, 2022, to $18.43 as of December 31, 2023. The Trust’s stock price of $18.43 as of December 31, 2023, equates to a 9.9% premium to the December 31, 2023, net asset value per share of $16.77. The Trust’s average quarter-end premium/discount for the 3-, 5-, 10- and 25-year periods ended December 31, 2023, was -9.9%, -7.3%, -0.1%, and 6.2%, respectively.
The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Bloomberg Barclays U.S. Corporate High Yield Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2023, and the Credit Suisse Leveraged Loan Index for the 1- and 3- and 5-year periods ended December 31, 2023, are provided for comparison purposes only.

	The Trust	Bloomberg Barclays US Corporate HY Index	Credit Suisse Leveraged Loan Index
1 Year	11.62%	13.44%	13.04%
3 Years	10.95%	1.98%	5.64%
5 Years	10.35%	5.37%	5.56%
10 Years	10.02%	4.60%
25 Years	11.07%	6.32%
Past performance is no guarantee of future results
PORTFOLIO ACTIVITY
Consistent with the stated Investment Objective of the Trust, we continue to search for relative value, identifying investments that provide current yield as well as those with opportunities for capital gains. The Trust closed six new private placement investments and 23 add-on investments in existing portfolio companies totaling $9.8 million during the fourth quarter. For the year, the Trust closed 20 new private placement investments and add-on investments in 39 existing portfolio companies. The add-on investments include additional term loans and equity co-investment as well as drawdowns on revolvers and delayed draw term loans. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in private placement investments in 2023 was $44.3 million, which was lower than the $50.1 million of private placement investments made by the Trust in 2022. The lower investment amount can be attributed to fewer realizations as well as a softer M&A market in 2023.
Several macroeconomic risks continued during the quarter amid an uncertain environment for investors across the broader capital markets. Concerns, previously focused on COVID-19 and disrupted supply chains, swiftly shifted to the timing of interest rate cuts by the Fed, as they balanced the risk of reigniting inflation with causing a recession. While there continues to be levels of uncertainty and volatility we have not seen for some time, we take comfort that as bottom-up long-term investors we invest in high quality companies, in defensive sectors which we believe will perform through economic cycles (and volatile periods such as these). Both credit quality and capital structure of portfolio companies are key factors in our analysis, along with the quality of the ownership and management groups. As fundamental long-term investors, we believe it is imperative to remain disciplined and underwrite capital structures which will remain sound through economic cycles (and varying interest rate environments). We also seek to maintain a high level of portfolio diversification overall, looking at both industry and individual credit concentration. From a return perspective, the floating rate loans that constitute a majority of the portfolio provide some protection and higher returns in an inflationary environment. The North American Private Finance team continues to see good investment opportunities, and while the

Barings Corporate Investors
2023 Annual Report
activity, by number of investments and volume, was lower than the prior corresponding period, the quality of the investment opportunities remains high.
As market conventions have largely migrated to all senior capital structures, the Trust’s flexible Investment Objective has allowed for continued investing in small to middle market companies. As of December 31, 2023, 67% of the Trust’s investment portfolio is in first lien senior secured loans which provides strong risk adjusted returns for the Trust given the senior position in the capital stack. These investments have proven resilient to date. Junior debt comprised 15% of the Trust’s portfolio and we will continue to invest in junior debt when the capital structure and risk adjusted return is deemed appropriate. Equity co-investments alongside the debt investments (14% of the Trust’s portfolio) provide an opportunity for the Trust to realize capital gains in the future. Realized capital gains are typically retained to increase the earnings capacity of the Trust.
The Trust maintains liquidity based on available cash balance of $14.9 million or 3.8% of total assets, and low leverage profile at 0.11x as of December 31, 2023. Given the migration of the portfolio towards more senior secured investments, the Trust increased its revolving credit facility with MassMutual to a total commitment of $45.0 million (See Note 4). This increased facility coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.
We had 13 companies exit from the Trust’s portfolio during 2023. This level of exit activity in the Trust’s portfolio was below recent years as realization levels have ranged from 18-32 exits annually since 2014. In 4 of these exits, the Trust realized a positive return on its investment. This lower level of realization activity in 2023 highlights the impact of the macroeconomic risks on the middle market M&A and debt markets.
During 2023, the Trust had 9 portfolio companies fully or partially pre-pay their debt obligations. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are generally driven by performing companies being sold to either a strategic or financial buyer or those seeking to take advantage of lower interest rates and the abundance of debt capital. Unless replaced by new private debt investments, these prepayments reduce net investment income. With the higher base rates, the level of refinancing activity the portfolio has experienced slowed in 2023 compared to prior years.

OUTLOOK FOR 2024
Two of the bigger questions in 2024 involve the Fed and the economy. Specifically, when will the Fed begin to lower interest rates and will they lower them before the U.S. experiences a recession. Recent expectations called for a first cut in March. However, given the higher than expected PPI and CPI numbers released in February, there is a risk of “higher for longer” interest rates, with June now looking like the target for a first cut. While most supply chains appear to have normalized, the question now becomes, can the economy withstand a prolonged period of high interest rates without falling into a recession. When constructing portfolios, we focus on investing in high-quality businesses which are leaders in their space and offer defensive characteristics which will allow them to perform through the cycle. In addition, our underwriting process includes forward-looking analysis that incorporates rising rates, higher input prices and increased labor costs, with a focus on their impact to interest coverage and other relevant ratios. Additionally, as the Trust portfolio has migrated to a higher percentage of first lien assets, our position as lender is further strengthened by the fact that we are lead or co-lead on over 80% of our first lien loans. As a lead or co-lead, we can influence the credit documents to ensure that we have appropriate protections and remedies in the event of any covenant violation or specific ‘ask” from the borrower or sponsor. Therefore, while segments of the broader economy may be affected by potential supply chain issues, increasing raw material and energy costs and labor shortages, we remain confident in our underwriting process and the current diversified portfolio to perform through the cycle.
As we enter 2024, default rates remain at relatively low levels, there appears to be plenty of both private equity and private debt capacity. While we expect the M&A activity to remain a bit subdued throughout the first quarter, our pipeline of investment opportunities remains relatively stable and healthy. However, as mentioned above, the dynamics within that market have been, and are expected to remain, aggressive. Rest assured that regardless of market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies that we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Barings’ seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.

Barings Corporate Investors
2023 Annual Report

In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power.’ Significant growth in net investment income, due primarily to increases in base rates for our floating rate holdings and quality credit selection, has led the Board of Trustees to declare an increase each of the past six dividends, further benefiting shareholders.. The Trust’s 2023 net investment income of $1.61 per share, net of taxes, fully supported the full year 2023 dividend of $1.42 per share. In 2024, we do anticipate the earnings power to remain stable as long as the base rates remain elevated.

As always, I would like to thank you for your continued interest in and support of Barings Corporate Investors. I look forward to seeing you at the Trust’s annual shareholder meeting on Thursday, May 16, 2024.

Sincerely,

Christina Emery
President

Barings Corporate Investors
2023 Annual Report

2023 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/31/2023	$0.3200	$0.3200	$—	$—
Regular	8/28/2023	0.3500	0.3500	—	—
Regular	11/6/2023	0.3700	0.3700	—	—
Regular	12/29/2023	0.3800	0.3800	—	—
		$1.4200	$1.4200	$—	$—
The Trust did not have distributable net long-term gains in 2023.

Annual Dividend	Qualified for Dividend Received Deduction*		Qualified Dividends**		Interest Earned on U.S. Gov’t. Obligations
Amount per Share	Percent	Amount per Share	Percent	Amount per Share	Percent	Amount per Share
$1.42	9.0286%	$0.1282	9.0286%	$0.1282	0%	$0.0000
*    Not available to individual shareholders
**    Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2023

BARINGS CORPORATE INVESTORS

Financial Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Corporate Investors
December 31, 2023 2023 Annual Report

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value
(Cost - $340,933,074)	$358,226,001
Corporate restricted securities - rule 144A securities at fair value
(Cost - $10,437,544)	10,112,413
Corporate public securities at fair value
(Cost - $4,706,425)	3,890,519

Total investments (Cost - $356,077,043)	372,228,933
Cash	14,855,513
Foreign currencies (Cost - $14,921)	14,307
Dividend and interest receivable	5,687,100
Receivable for investments sold	223,064
Escrow receivable for investment sold	595,324
Other assets	330,431
Total assets	393,934,672
Liabilities:
Note payable	30,000,000
Credit facility (net of deferred financing fees)	12,312,252
Dividend payable	7,699,453
Investment advisory fee payable	2,143,042
Deferred tax liability	634,445
Tax payable	900,000
Interest payable	198,776
Accrued expenses	220,610
Total liabilities	54,108,578
Commitments and Contingencies (See Note 7)
Total net assets	$339,826,094
Net Assets:
Common shares, par value $1.00 per share	$20,261,719
Additional paid-in capital	277,013,129
Total distributable earnings	42,551,246
Total net assets	$339,826,094
Common shares issued and outstanding (20,261,719 authorized)	20,261,719
Net asset value per share	$16.77

See Notes to Consolidated Financial Statements 8

CONSOLIDATED STATEMENT OF OPERATIONS Barings Corporate Investors
For the year ended December 31, 2023 2023 Annual Report

Investment Income:
Interest	$40,625,180
Dividends	169,140
Other	393,293
Total investment income	41,187,613
Expenses:
Investment advisory fees	4,281,993
Interest and other financing fees	2,081,382
Trustees’ fees and expenses	410,400
Professional fees	516,724
Reports to shareholders	276,000
Custodian fees	33,600
Other	98,420
Total expenses	7,698,519
Investment income - net	33,489,094
Income tax, including excise tax expense	857,364
Net Investment income after taxes	32,631,730
Net realized and unrealized loss on investments and foreign currency:
Net realized loss on investments before taxes	(1,256,065)
Income tax expense	(191,215)
Net realized loss on investments after taxes	(1,447,280)
Net decrease in unrealized appreciation of investments before taxes	5,623,061
Net increase in unrealized appreciation of foreign currency translation before taxes	384
Deferred income tax benefit (expense)	151,141
Net increase in unrealized depreciation of investments and foreign currency transactions after taxes	5,774,586
Net loss on investments and foreign currency	4,327,306
Net increase in net assets resulting from operations	$36,959,036

See Notes to Consolidated Financial Statements 9

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Corporate Investors
For the year ended December 31, 2023 2023 Annual Report

Cash flows from (used in) operating activities:
Purchases of portfolio securities	$(45,301,442)
Proceeds from sale and paydowns of investments	48,439,919
Interest, dividends and other income received	36,124,213
Interest expenses paid	(2,072,817)
Operating expenses paid	(4,368,640)
Income taxes paid	(798,579)
Net cash provided by (used in) operating activities	32,022,654

Cash flows from (used in) financing activities:
Repayments under credit facility	(3,500,000)
Cash dividends paid from net investment income	(26,745,469)
Financing fees paid	(133,608)
Net cash provided by (used in) financing activities	(30,379,077)

Net increase in cash & foreign currencies	1,643,577
Cash & foreign currencies - beginning of period	13,225,859
Effects of foreign currency exchange rate changes on cash and cash equivalents	384
Cash & foreign currencies - end of period	$14,869,820

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$36,959,036
Increase in investments	(3,514,084)
Increase in interest receivable	(603,533)
Increase in receivable for investments sold	(439,738)
Increase in payment-in-kind non-cash income received	(1,545,812)
Increase in amortization	(46,471)
Increase in other assets	(142,280)
Increase in tax payable	250,000
Decrease in deferred tax liability	(151,141)
Increase in investment advisory fee payable	1,106,671
Increase in interest payable	8,565
Increase in accrued expenses	141,825
Total adjustments to net assets from operations	(4,935,998)
Effects of foreign currency exchange rate changes on cash and cash equivalents	(384)
Net cash provided by (used in) operating activities	$32,022,654

See Notes to Consolidated Financial Statements 10

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Corporate Investors
2023 Annual Report

	For the year ended 12/31/2023	For the year ended 12/31/2022
Increase / (decrease) in net assets:
Operations:
Investment income - net	$32,631,730	$20,841,812
Net realized gain / (loss) on investments and foreign currency after taxes	(1,447,280)	(689,783)
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	5,774,586	(5,887,481)
Net increase in net assets resulting from operations	36,959,036	14,264,548
Dividends to shareholders from:
Net investment income	(28,771,641)	(17,814,328)
Net realized gains	—	(2,852,625)
Total increase / (decrease) in net assets	8,187,395	(6,402,405)
Net assets, beginning of year	331,638,699	338,041,104
Net assets, end of year	$339,826,094	$331,638,699

See Notes to Consolidated Financial Statements 11

CONSOLIDATED FINANCIAL HIGHLIGHTS Barings Corporate Investors
2023 Annual Report
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2023	2022	2021	2020	2019
Net asset value:
Beginning of year	16.37	$16.68	$15.04	$15.24	$14.50
Net investment income (a)	1.61	1.03	0.93	1.20	1.11
Net realized and unrealized gain/(loss) on investments	0.21	(0.32)	1.67	(0.44)	0.82
Total from investment operations	1.82	0.71	2.60	0.76	1.93
Dividends from net investment income to common shareholders	(1.42)	(0.88)	(0.96)	(0.96)	(1.20)
Dividends from realized gain on investments to common shareholders	—	(0.14)	—	—	—
Increase from dividends reinvested	—	—	—	0.01	—
Total dividends	(1.42)	(1.02)	(0.96)	(0.95)	(1.20)
Net asset value: End of year	$16.77	$16.37	$16.68	$15.04	$15.24
Per share market value: End of year	$18.43	$13.96	$15.98	$13.18	$16.86
Total investment return
Net asset value (b)	11.62%	4.34%	17.57%	5.36%	13.71%
Market value (b)	43.84%	(5.66%)	29.13%	(15.95%)	23.77%
Net assets (in millions):
End of year	$339.83	$331.64	$338.04	$304.68	$308.25
Ratio of total expenses to average net assets (c)	2.56%	2.33%	2.78%	1.53%	2.33%
Ratio of operating expenses to average net assets	1.65%	1.58%	1.61%	1.54%	1.57%
Ratio of interest expense to average net assets	0.61%	0.51%	0.33%	0.35%	0.35%
Ratio of income tax expense to average net assets (d)	0.31%	0.24%	0.84%	(0.36%)	0.42%
Ratio of net investment income to average net assets	9.56%	6.17%	5.84%	8.17%	7.41%
Portfolio turnover	12%	12%	45%	33%	21%
(a) Calculated using average shares.
(b) Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c) Total expenses include income tax expense.
(d) Annualized.

Senior borrowings at December 31st:
Total principal amount (in millions)	$43	$46	$38	$30	$30
Asset coverage per $1,000 of indebtedness	$8,996	$8,210	$9,896	$11,156	$11,275

See Notes to Consolidated Financial Statements 12

CONSOLIDATED SCHEDULE OF INVESTMENTS Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 105.41%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
10.41% Term Loan due 06/24/2025 (SOFR+ 5.000%)	$4,836,947	*	$4,810,163	$4,836,947
* 07/01/19 and 12/09/20.

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.8% First Term Loan due 03/31/2028 (SOFR + 5.250%) (G)	$971,906	04/05/22	928,025	909,208
Limited Liability Company Unit (B)	17,505 uts.	12/01/22	17,505	20,481
			945,530	929,689
Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	124,438
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	32,094
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	156,532
Aero Accessories
A fuel system, hydraulic, pneumatic and power generation system aftermarket services provider.
10.9% Term Loan due 11/01/2029 (SOFR + 5.500%) (G)	$495,833	11/01/22	402,169	412,500

AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
12.86% Second Lien Term Loan due 04/06/2029 (SOFR + 7.500%)	$3,387,097	04/06/21	3,336,969	3,356,613
Limited Liability Company Unit (B)	113 uts.	04/06/21	112,903	174,007
			3,449,872	3,530,620
Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
10.86% First Lien Term Loan due 04/28/2029 (SOFR + 5.500%) (G)	$1,275,912	4/28/2023	998,064	1,016,146
Limited Liability Company Unit (B) (F)	46,734 uts.	4/28/2023	46,734	47,201
			1,044,798	1,063,347
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	256,647
See Notes to Consolidated Financial Statements 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Amtech Software
A provider of enterprise resource planning software and technology solutions for packaging manufacturers.
11.4% First Lien Term Loan due 11/02/2027 (SOFR + 6.000%) (G)	$1,612,727	11/02/21	$1,475,739	$1,487,332

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
11.63% Term Loan due 11/22/2028 (SOFR + 6.250%) (G)	$479,677	12/01/22	403,380	412,283
Limited Liability Company Common Unit (B)	18 uts.	12/01/22	18,000	23,049
			421,380	435,332
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
10.11% Term Loan due 07/15/2027 (SOFR + 4.750%) (G)	$812,196	07/15/22	757,622	760,126
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	29,236
			780,064	789,362
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1.00% PIK) Senior Subordinated Note due 12/31/2024	$1,844,536	11/19/15	1,844,351	1,702,506
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	56,325
			2,069,651	1,758,831
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
10.36% Term Loan due 10/31/2024 (SOFR+ 5.000%)	$3,610,000	10/30/18	3,599,987	3,501,700

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	576,817
			425,300	1,001,692
BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
14.35% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	879,230	873,637
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	92,330
			970,230	965,967
Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
10.72% First Lien Term Loan due 11/19/2027 (SOFR + 5.250%) (G)	$2,784,822	11/30/21	2,223,593	2,242,835
12.00% HoldCo PIK Note due 05/19/2028	$729,694	11/30/21	721,730	713,640
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,744	134,615
			3,035,067	3,091,090

See Notes to Consolidated Financial Statements 14

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	114,894 shs.	10/12/12	$114,894	$288,384
stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	113,715
			160,380	402,099
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	365 shs.	07/18/22	387,846	374,625

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
11.25% Term Loan due 10/14/2027 (SOFR + 5.750%) (G)	$2,917,212	10/14/21	2,805,689	2,722,029
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	195,469
			3,038,390	2,917,498
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
11.21% Term Loan due 10/04/2024 (SOFR + 5.750%)	$1,631,521	10/03/18	1,625,828	1,595,628

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
10.28% First Lien Term Loan due 04/30/2025 (SOFR + 4.750%)	$2,166,671	05/14/18	2,153,734	2,097,338
10.78% Incremental Term Loan due 05/26/2026 (SOFR + 5.250%)	$921,008	10/02/23	900,161	897,983
			3,053,895	2,995,321
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
11.86% Term Loan due 12/10/2028 (SOFR + 6.250%) (G)	$4,920,751	12/13/21	4,379,705	4,129,410

Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.39% First Lien Term Loan due 09/30/2029 (SOFR + 5.000%) (G)	$2,000,000	10/4/2023	1,025,563	1,023,529

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
11.65% Term Loan due 12/27/2027 (SOFR + 6.000%) (G)	$1,942,001	12/28/21	1,766,919	1,753,908
Limited Liability Company Unit (B) (F)	24,016 uts.	07/22/22	25,331	24,016
			1,792,250	1,777,924

See Notes to Consolidated Financial Statements 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
11.11% Term Loan due 03/10/2029 (SOFR + 5.750%) (G)	$1,690,909	03/20/23	$1,162,005	$1,180,473
Limited Liability Company Unit (B)	606,358 uts.		293,969	447,210
			1,455,974	1,627,683
Cleaver-Brooks, Inc.
A manufacturer of full suite boiler room solutions.
11.11% Term Loan due 07/14/2028 (SOFR + 5.750%) (G)	$1,172,565	07/18/22	1,016,422	1,034,172
12.50% HoldCo PIK Note due 07/14/2029	$211,697	07/18/22	208,503	209,241
			1,224,925	1,243,413
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
11.36% Term Loan due 01/04/2027 (SOFR + 5.500%)	$3,293,952	01/29/21	3,255,931	3,291,975
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	202,097
			3,368,834	3,494,072
Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
11.25% Term Loan due 12/28/2027 (SOFR+ 5.750%) (G)	$1,803,553	02/14/22	1,613,495	1,602,178
11.23% Incremental Term Loan due 02/14/2028 (SOFR + 5.750%)	$1,583,861	12/30/22	1,546,788	1,552,184
Preferred Stock (B)	66 shs.	02/14/22	72,216	119,019
			3,232,499	3,273,381
Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
12.11% Term Loan due 04/17/2027 (SOFR + 6.750%, 10.00% Cash)	$4,092,470	*	4,033,537	4,056,046
Limited Liability Company Unit B (B) (I)	13,449 uts.	04/23/20	—	71,013
* 04/23/20, 10/30/20 and 11/18/20.			4,033,537	4,127,059

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$2,669,787	04/15/22	2,642,878	2,589,693
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	996,832
			3,517,878	3,586,525
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
10.36% First Term Loan due 04/19/2028 (SOFR + 5.000%) (G)	$1,432,312	04/15/22	1,302,038	1,293,910

See Notes to Consolidated Financial Statements 16

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
10.78% Term Loan due 01/31/2025 (SOFR + 5.250%)	$1,205,324	01/30/20	$1,200,150	$1,096,845
10.54% Incremental Term Loan due 01/31/2027 (SOFR + 5.000%)	$159,853	09/14/23	156,940	145,466
Limited Liability Company Unit (B) (F)	3,497 uts.	*	140,032	14,101
* 01/30/2020 and 03/05/21.			1,497,122	1,256,412

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
11.11% Term Loan due 12/22/2026 (SOFR + 5.750%) (G)	$3,013,652	12/22/20	2,799,900	2,669,293

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
11.12% First Lien Term Loan due 09/30/2028 (SOFR + 5.750%) (G)	$475,942	11/02/22	371,274	373,220
Preferred Stock (B)	19,231 shs.	11/02/22	19,231	19,231
			390,505	392,451
Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
11.61% Term Loan due 12/28/2026 (SOFR + 6.250%) (G)	$3,042,442	12/29/21	2,164,651	2,133,370
11.61% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$243,257	07/31/23	237,927	237,783
11.71% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$534,653	12/21/23	522,733	522,624
Common Stock (B)	4,483 shs.	12/29/21	190,909	143,315
			3,116,220	3,037,092
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	733,322
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
11.11% Senior Term Loan 09/30/2027 (SOFR + 5.500%)	$3,284,043	10/01/21	3,243,015	3,267,622
Limited Liability Company Unit (B) (F)	148,791 uts.	10/01/21	148,936	139,864
			3,391,951	3,407,486
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
11.11% First Lien Term Loan due 07/01/2027 (SOFR + 5.750%)	$3,459,010	07/20/21	3,414,758	3,389,829

See Notes to Consolidated Financial Statements 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
12.48% Second Lien Term Loan due 11/05/2029 (SOFR + 7.000%)	$3,407,080	11/22/21	$3,363,163	$3,182,212
Limited Liability Company Unit (B)	93 uts.	11/22/21	92,920	85,872
			3,456,083	3,268,084
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
11.00% Term Loan due 02/28/2030	$1,952,056	03/01/23	1,901,270	1,909,696
Limited Liability Company Unit (B) (F)	410 uts.	03/01/23	576923	753074
			2,478,193	2,662,770
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.86% Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$1,962,920	12/30/21	1,827,260	1,840,251

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
11.25% Term Loan due 04/19/2028 (SOFR + 5.750%)	$2,447,480	04/19/21	2,417,425	2,334,896

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	271,903

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
11.78% Term Loan due 09/14/2027 (SOFR + 6.250%)	$1,442,556	09/14/21	1,424,679	1,304,071

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
15.03% Term Loan due 12/15/2025 (SOFR + 9.424%)	$2,008,397	02/09/21	2,000,295	2,008,398
11.11% Incremental Term Loan due 12/15/2025 (SOFR + 5.750%)	$329,530	09/01/23	323,902	329,530
			2,324,197	2,337,928
eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
10.47% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$2,413,855	11/05/21	2,036,090	2,067,026

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	684 uts.	*	741,480	788,518
* 06/29/18 and 12/29/20.

See Notes to Consolidated Financial Statements 18

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	296,053 uts.	12/15/10	$254,058	$3,748,028

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
12.64% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$952,381	05/04/22	937,294	932,381
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	59,500
			1,004,557	991,881
Follett School Solutions
A provider of software for K-12 school libraries.
11.11% First Lien Term Loan due 08/31/2028 (SOFR + 5.750%)	$3,399,815	08/31/21	3,354,502	3,384,856
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	25,190
LP Interest (B) (F)	406 uts.	08/30/21	4,063	5,729
			3,376,430	3,415,775
Fortis Payments, LLC
A payment service provider operating in the payments industry.
10.70% First Lien Term Loan due 05/31/2026 (SOFR + 5.250%)	$991,812	10/31/22	977,900	991,812

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
11.36% Term Loan due 05/24/2027 (SOFR + 5.750%)	$2,132,813	05/21/21	2,099,584	2,036,836
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	147,381
			2,318,334	2,184,217
GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	344,053
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	344,053

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
Preferred Stock (B)	1,559 shs.	03/29/19	1,559,055	1,734,756
Common Stock (B)	2,835 shs.	03/27/13	283,465	—
			1,842,520	1,734,756
Gojo Industries
A manufacturer of hand hygiene and skin health products.
10.38% Term Loan due 10/20/2028 (SOFR + 5.000%)	$1,243,426	10/24/23	1,207,638	1,206,123

See Notes to Consolidated Financial Statements 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
11.72% Term Loan due 04/27/2027 (SOFR + 6.000%)	$4,748,852	12/21/17	$4,715,177	$4,734,605
11.19% Term Loan due 04/27/2027 (SOFR + 5.500%)	$97,946	04/27/21	96,862	97,015
Preferred Stock (B) (F)	7,474 shs.	04/27/21	206,294	167,577
* 12/19/17 and 04/16/19.			5,018,333	4,999,197

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	255,864
* 12/19/14 and 04/29/16.

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$4,369,759	11/17/21	4,311,499	3,854,128

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
11.39% Senior Term Loan 08/31/2029 (SOFR + 6.000%) (G)	$2,111,531	08/31/23	1,730,959	1,732,431
Limited Liability Company Unit (B)	23,529 uts.		23,529	23,529
			1,754,488	1,755,960
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
10.48% Term Loan due 03/30/2027 (SOFR + 5.000%)	$1,737,903	03/26/21	1,719,120	1,588,443

HTI Technology & Industries Inc.
A manufacturer of electric motor components and designer of small motor systems used in a variety of commercial products, specifically including: ovens, clocks, exercise equipment, water pumps and solar panels, among other items.
14.03% Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$1,483,125	07/27/22	1,130,782	1,134,800
14.03% Incremental Term Loan due 07/27/2025 (SOFR + 8.500%) (G)	$503,817	02/15/23	494,119	501,298
			1,624,901	1,636,098
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
12.66% Term Loan due 02/04/2028 (SOFR + 6.000%)	$824,454	04/05/22	813,287	629,058

i-Sight
A provider of SaaS internal investigation case management software utilized by Human Resources, Compliance, and Corporate Security departments.
14.05% Term Loan due 03/31/2027 (SOFR + 8.645%)	$745,823	04/15/22	738,503	732,398
Limited Liability Company Unit (B)	117,762 uts.	04/15/22	117,762	169,577
			856,265	901,975

See Notes to Consolidated Financial Statements 20

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ISTO Biologics
In the orthobioligic space, providing solutions in autologous therapies and bone grafts for spine, orthopedics and sports medicine.
11.60% Senior Term Loan due 10/17/2028 (SOFR + 6.250%)	$1,327,661	10/18/23	$1,169,378	$1,168,014

JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
10.98% Term Loan due 04/20/2026 (SOFR + 5.500%)	$1,392,766	05/04/21	1,373,225	1,323,128

Jones Fish
A provider of annual, recurring pond management services, as well as fish stocking and pond aeration sales and services.
10.99% First Lien Term Loan due 12/20/2027 (SOFR + 5.500%) (G)	$3,119,996	02/28/22	2,222,802	2,210,797
10.98% Term Loan due 02/28/2029 (SOFR + 5.600%)	$548,524	03/16/23	534,269	537,882
11.04% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	407,503	04/28/23	398,601	399,596
Common Stock (B) (F)	802 shs.	02/28/22	83,943	179,279
			3,239,615	3,327,554
Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
10.47% Term Loan due 09/30/2026 (SOFR + 5.000%) (G)	$2,555,024	11/18/20	1,708,891	1,718,279
10.47% First Lien Term Loan due 10/31/2027 (SOFR + 5.000%) (G)	$828,657	11/08/21	489,228	495,126
Limited Liability Company Unit Class (B)	41 uts.	11/19/20	41,109	45,290
			2,239,228	2,258,695
Kings III
A provider of emergency phones and monitoring services.
10.89% First Lien Term Loan due 07/07/2028 (SOFR + 5.500%) (G)	$992,529	08/31/22	826,324	830,708

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
11.11% Term Loan due 12/23/2027 (SOFR + 5.500%) (G)	$3,446,855	02/07/22	3,023,322	3,031,380
Limited Liability Company Unit (B) (F)	14,305 uts.	02/07/22	14,816	41,912
			3,038,138	3,073,292
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
12.47% Term Loan due 12/18/2026 (SOFR + 6.750%)	$4,878,356	*	4,828,048	4,847,135
* 12/22/2020 and 09/09/2021

See Notes to Consolidated Financial Statements 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	2/20/2019	$4,663,773	$23,197,957

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
12.16% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$1,110,039	07/14/22	1,074,029	1,077,481

Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gases.
11.00% First Lien Term Loan due 02/18/2028 (SOFR + 5.500%) (G)	$1,297,700	02/24/22	1,259,382	1,234,183

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 05/22/2024 (D)	$1,736,205	04/17/15	1,735,164	—
Limited Liability Company Unit (B)	9 uts.	04/17/15	1,356,658	—
			3,091,822	—
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
11.61% First Lien Term Loan due 11/22/2025 (SOFR + 6.000%)	$996,038	11/25/19	989,625	958,189

MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
10.96% First Lien Term Loan due 07/30/2027 (SOFR + 5.500%)	$2,352,000	08/09/21	2,323,780	2,342,592
Limited Liability Company Unit (B)	200,000 uts.	08/09/21	200,000	214,000
			2,523,780	2,556,592
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% Second Lien Term Loan due 06/23/2027	$1,216,525	06/27/22	1,202,075	1,204,482
Common Stock (B) (F)	8,235 uts.	06/27/22	823,529	1,013,352
			2,025,604	2,217,834
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
11.52% Incremental Term Loan due 08/21/2026 (SOFR + 6.000%)	$1,630,439	11/05/21	1,612,495	1,621,308
11.52% Term Loan due 08/21/2026 (SOFR + 6.000%)	$1,141,668	08/25/20	1,129,065	1,135,275
			2,741,560	2,756,583

See Notes to Consolidated Financial Statements 22

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
10.36% First Lien Term Loan due 11/30/2027 (SOFR + 5.000%) (G)	$1,139,037	12/06/21	$1,126,002	$1,132,431
10.36% Incremental Term Loan due 12/06/2027 (SOFR + 5.000%)	$2,138,203	12/28/21	1,688,500	1,700,824
Limited Liability Company Unit Class A Preferred (B)	1,614 uts.	12/06/21	161,392	188,361
Limited Liability Company Unit Class B Common (B)	179 uts.	12/06/21	17,932	80,517
			2,993,826	3,102,133
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
10.36% Term Loan due 02/01/2026 (SOFR + 5.000%)	$2,333,114	02/10/21	2,311,926	2,292,284
7.57% Incremental Term Loan due 02/01/2027 (SOFR +2.250%)	$1,039,500	11/14/22	1,020,718	1,021,309
			3,332,644	3,313,593
Newforma
A leader in Project Information Management software for the construction industry.
11.87% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$1,852,764	03/31/23	1,639,349	1,646,253
Limited Liability Company Unit (B)	203,181 uts.		209,327	201,149
			1,848,676	1,847,402
Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
11.12% Term Loan due 09/13/2029 (SOFR + 5.750%) (G)	$3,441,667	09/13/23	2,087,219	2,090,125
Limited Liability Company Unit (B) (F)	66,152 uts.		66,152	66,152
			2,153,371	2,156,277

Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
10.01% Term Loan due 09/30/2027 (SOFR + 4.650%)	$1,527,946	10/01/21	1,508,852	1,517,709

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Term Loan due 10/20/2027	$391,729	10/24/23	391,729	391,729
Preferred Stock	27 shs.	10/24/23	175,707	234,542
Common Stock (I)	21 shs.	10/24/23	—	—
			567,436	626,271
Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
10.86% Term Loan due 12/10/2028 (SOFR + 5.500%) (G)	$1,936,599	12/20/21	1,642,902	1,653,115
10.86% Incremental Term Loan due 12/20/2028 (SOFR + 5.500%)	$224,473	04/29/22	221,106	222,475
Limited Liability Company Unit (B)	42,184 uts.	09/29/17	42,184	55,261
			1,906,192	1,930,851

See Notes to Consolidated Financial Statements 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Omega Holdings
A distributor of aftermarket automotive air conditioning products.
10.46% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$1,328,915	03/31/22	$941,157	$915,582

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
10.54% Term Loan due 12/30/2026 (SOFR + 5.000%)	$3,404,144	12/30/20	3,353,152	3,216,916

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
10.11% Term Loan due 12/18/2025 (SOFR + 4.750%)	$3,235,073	12/23/19	3,213,671	3,209,192

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
12.00% (1.00% PIK) Senior Subordinated Note due 06/30/2025 (D)	$3,859,494	02/17/17	3,255,328	3,859,494
Common Stock Class A (B)	772,121 shs.	*	772,121	810,727
* 01/29/16 and 02/17/17.			4,027,449	4,670,221

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
Limited Liability Company Unit (B)	59,524 uts.	10/20/23	595,240	595,240
13.65% Term Loan due 10/12/2029 (SOFR + 8.300%) (F)	$1,190,476	10/20/23	1,211,818	1,210,543
			1,807,058	1,805,783
PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
10.61% Term Loan due 02/28/2024 (SOFR + 5.250%)	$1,453,414	03/06/19	1,447,712	1,441,787

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
11.61% First Lien Term Loan due 12/16/2026 (SOFR + 4.000%)	$3,761,528	12/20/21	3,703,819	3,699,462
Warrant - Class A, to purchase common stock at $.01 per share (B)	1,874 uts.	12/22/21	—	95,012
Warrant - Class B, to purchase common stock at $.01 per share (B)	633 uts.	12/22/21	—	32,093
Warrant - Class CC, to purchase common stock at $.01 per share (B)	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share (B)	181 uts.	12/22/21	—	9,177
			3,703,819	3,835,744

See Notes to Consolidated Financial Statements 24

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
11.36% Term Loan due 11/17/2024 (SOFR + 6.000%)	$2,921,712	11/14/17	$2,898,357	$2,921,712
11.36% Term Loan due 08/31/2026 (SOFR + 6.000%)	$589,764	09/29/20	580,466	589,764
			3,478,823	3,511,476
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
10.21% First Lien Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$1,745,442	12/03/21	1,504,532	1,527,348
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	514,124
			1,800,875	2,041,472
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$4,644,880	07/31/14	2,159,212	1,045,098
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,045,098

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
11.36% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%) (G)	$2,926,175.00	11/15/21	2,583,241	2,517,537

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B) (I)	144 shs.	07/21/20	—	183,715
Common Stock (B) (I)	346,824 shs.	07/21/20	—	454,339
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	9,170
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	902
			436,067	648,126
Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
11.62% Term Loan due 06/30/2029 (SOFR + 6.250%)	$1,710,323	07/18/23	1,213,695	1,242,061
Limited Liability Company Unit (B)	66 uts.		66,000	79,865
			1,279,695	1,321,926
ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
11.47% Term Loan due 02/15/2028 (SOFR + 5.750%) (G)	$1,694,839	03/15/22	1,503,391	1,527,096
8.00% Senior Subordinated Note due 02/15/2029	$64,516	03/15/22	64,516	58,194
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	176,129
			1,696,939	1,761,419
See Notes to Consolidated Financial Statements 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
11.87% First Lien Term Loan due 10/31/2028 (SOFR + 6.500%) (G)	$484,970	11/01/22	$329,779	$332,640
Limited Liability Company Unit Class A (B)	133 uts.	12/01/22	13,300	14,204
			343,079	346,844
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
11.07% Term Loan due 07/31/2026 (SOFR + 6.500%)	$2,737,884	08/12/20	2,714,042	2,737,884
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	24,642
			2,758,845	2,762,526
RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
10.10% Term Loan due 10/27/2026 (SOFR + 4.750%)	$3,088,840	12/09/20	3,045,348	3,088,840

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B (B)	595,745 uts.	11/13/17	374,731	1,840,852

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
11.01% Term Loan due 08/16/2027 (SOFR + 5.500%)	$1,902,913	11/15/21	1,872,942	1,666,952
Limited Liability Company Unit (B)	78,947 uts.	09/29/17	78,947	26,842
			1,951,889	1,693,794
Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
12.62% Second Lien Term Loan due 04/28/2029 (SOFR + 7.000%)	$3,500,000	04/28/21	3,453,430	3,482,500
12.62% Incremental Second Lien Term Loan due 04/28/2029	$1,120,000	11/15/21	1,103,996	1,114,400
			4,557,426	4,596,900
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
13.86% Second Lien Term Loan due 10/11/2026 (SOFR + 8.250%)	$3,500,000	10/11/18	3,463,563	3,500,000

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
11.61% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$1,489,260	12/30/22	1,085,040	1,093,305

See Notes to Consolidated Financial Statements 26

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
10.52% Term Loan due 07/31/2026 (SOFR + 5.000%)	$4,926,537	07/30/18	$4,915,011	$4,841,308

Rock Labor
A provider of live entertainment event labor in the United States.
12.89% Term Loan due 09/14/2029 (SOFR + 7.500%)	$838,861	09/14/23	694,852	695,697
Limited Liability Company Unit (B) (F)	25,455	09/14/23	136,294	166,985
			831,146	862,682
ROI Solutions
Call center outsourcing and end user engagement services provider.
10.36% Term Loan due 07/31/2024 (SOFR + 5.000%)	$1,162,709	07/31/18	1,157,452	1,162,709

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
10.86% Term Loan due 10/23/2025 (SOFR + 5.500%)	$4,433,711	*	4,394,707	4,408,882
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
11.45% Term Loan due 05/29/2024 (SOFR + 6.000%)	$2,569,163	01/08/19	2,560,067	2,476,673

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
11.54% Term Loan due 12/15/2026 (SOFR + 6.000%) (H)	$3,344,200	12/15/20	3,307,127	3,270,628
Common Stock (B)	60 shs.	12/16/20	60,667	74,679
			3,367,794	3,345,307
Sandvine Corporation
A provider of active network intelligence solutions.
13.36% Second Lien Term Loan due 11/02/2026 (SOFR + 8.000%)	$3,500,000	11/01/18	3,468,977	3,048,500

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.88% First Lien Term Loan due 07/30/2025 (SOFR + 4.500%)	$3,664,418	07/27/18	3,645,845	3,411,573

SBP Holding LP
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
12.11% Term Loan due 01/31/2028 (SOFR + 6.750%) (G)	$1,490,719	03/27/23	1,324,978	1,342,324

See Notes to Consolidated Financial Statements 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
10.95% Term Loan due 12/15/2027 (SOFR + 5.500%) (G)	$2,992,780	12/16/21	$2,559,061	$2,529,162

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
10.72% Term Loan due 12/30/2026 (SOFR + 5.000%)	$3,405,912	12/30/20	3,362,514	3,303,735

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
12.98% Second Lien Term Loan due 11/10/2028	$3,500,000	03/02/21	3,437,193	3,489,150

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
9.86% Term Loan due 10/26/2027 (SOFR + 4.500%) (G)	$3,447,500	11/03/21	3,197,470	3,207,143

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
11.63% First Lien Term Loan due 09/30/2029 (SOFR + 6.250%)	$3,109,122	09/01/23	1,963,389	1,962,495
Common Stock (B)	58 shs.	09/01/23	58,000	60,797
			2,021,389	2,023,292
Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
12.00% (1.00% PIK) Term Loan due 11/30/2028	$1,000,000	11/08/23	980,584	980,000

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
10.98% Term Loan due 12/20/2026 (SOFR + 5.500%)	$2,707,852	12/23/19	2,687,707	2,680,773
11.98% Incremental Term Loan due 12/23/2026 (SOFR + 6.500%)	$748,757	12/28/22	737,577	748,757
			3,425,284	3,429,530
Stackline
An e-commerce data company that tracks products sold through online retailers.
7.75% Term Loan due 07/30/2028 (SOFR + 7.750%)	$4,188,242	07/29/21	4,143,585	4,100,289
Common Stock (B)	2,720 shs.	07/30/21	85,374	125,120
			4,228,959	4,225,409
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
11.45% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$2,533,899	12/02/21	2,460,461	2,212,297

See Notes to Consolidated Financial Statements 28

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
10.96% Term Loan due 06/08/2027 (SOFR + 5.500%) (G)	$1,863,334	07/02/21	$1,724,151	$1,740,732
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	155,647
			1,873,483	1,896,379

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12.75% (1.00% PIK) Senior Subordinated Note due 07/31/2025	$4,181,158	*	4,159,264	4,176,235
Preferred Stock Series A (B)	58 shs.	12/21/20	144,411	182,531
Common Stock (B)	139 shs.	**	213,007	620,481
* 07/31/15 and 12/21/20.			4,516,682	4,979,247
** 07/31/15 and 11/08/17.

Syntax Systems Ltd.
A cloud management service provider.
10.96% Term Loan due 10/14/2028 (SOFR + 5.500%) (G)	$1,581,634	10/28/21	1,492,786	1,503,435

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
11.21% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$988,045	03/31/22	940,316	945,177
11.46% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%)	$453,336	05/22/23	350,901	358,544
			1,291,217	1,303,721
Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
12.00% Senior Subordinated Note due 05/02/2030	$2,100,000	05/25/23	2,061,663	2,064,930
Limited Liability Company Unit (B) (F)	1,400,000 uts.	05/25/23	1,400,000	1,470,000
			3,461,663	3,534,930
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
10.61% Term Loan due 12/20/2027 (SOFR + 5.000%) (G)	$4,054,167	12/20/21	3,388,154	3,411,966

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$1,918,207	04/29/22	1,892,341	1,816,542
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	806,526
			3,563,367	2,623,068
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
13.29% Holdco PIK Note due 10/21/2028	$2,518,281	10/28/21	2,486,151	2,504,430
9.61% Term Loan due 12/15/2027 (SOFR + 4.250%) (G)	$905,832	12/21/21	204,665	215,931
			2,690,816	2,720,361
See Notes to Consolidated Financial Statements 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
11.21% Term Loan due 09/30/2026 (SOFR + 5.750%)	$3,389,628	*	$3,353,689	$3,363,189
* 12/02/19 and 12/10/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
12.85% Second Lien Term Loan due 03/31/2030 (SOFR + 7.500%)	$323,952	04/01/22	318,893	321,264
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	163,077
			370,175	484,341

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B) (I)	39,963 uts.	11/30/17	—	27,633

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
10.31% Term Loan due 02/10/2025 (SOFR + 4.750%)	$1,623,627	02/13/20	1,617,303	1,623,627

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
11.00% Unitranche Term Loan due 02/19/2026 (SOFR + 5.600%)	$3,412,774	02/25/21	3,381,373	3,335,987
10.85% Incremental Term Loan due 02/26/2027 (SOFR + 5.500%)	$159,243	10/19/23	155,876	155,660
			3,537,249	3,491,647
Trintech, Inc.
An international provider of core, cloud-based financial close software.
11.86% Term Loan due 07/25/2029 (SOFR + 6.500%)	$3,500,000	07/25/23	3,224,093	3,233,929

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
11.71% Term Loan due 12/02/2026 (SOFR + 6.250%)	$4,397,028	*	4,356,682	4,353,058
12.15% First Lien Term Loan due 04/28/2029 (SOFR + 6.250%)	$506,188	11/15/21	500,298	501,126
* 12/13/2019 and 11/15/2021.			4,856,980	4,854,184

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
Limited Liability Company Unit (B) (F)	115 uts.	09/28/18	124,682	346,227
See Notes to Consolidated Financial Statements 30

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Turnberry Solutions, Inc.
A provider of technology consulting services.
11.45% Term Loan due 07/30/2026 (SOFR + 6.000%)	$3,321,704	07/29/21	$3,287,468	$3,295,795

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
11.11% Term Loan due 11/12/2024 (SOFR + 5.750%)	$4,258,094	*	4,245,052	4,160,158
* 11/29/18 and 03/25/19.

UroGPO, LLC
A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
11.25% Term Loan due 12/15/2026 (SOFR + 5.750%)	$4,400,000	12/14/20	4,356,663	4,346,320

VitalSource
A provider of digital fulfillment software for the higher education sector.
10.88% Term Loan due 06/01/2028 (SOFR + 5.500%)	$3,315,972	06/01/21	3,274,137	3,315,972
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	101,289
			3,312,504	3,417,261
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
10.86% First Lien Term Loan due 05/22/2024 (SOFR + 5.500%)	$4,393,747	05/17/18	4,388,054	4,231,178

Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
11.70% Term Loan due 12/27/2027 (SOFR + 6.250%)	$1,783,720	08/01/23	858,505	858,145

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	135,218

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
12.35% First Lien Term Loan due 02/15/2029 (SOFR + 7.000%) (G)	$1,929,111	02/15/23	1,628,481	1,634,578
Limited Liability Company Unit (B)	8,412 uts.	02/15/23	84,116	107,164
			1,712,597	1,741,742

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	610,027

See Notes to Consolidated Financial Statements 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities - 108.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
11.37% Term Loan due 11/30/2027 (SOFR+ 5.750%) (G)	$2,466,725	12/01/21	$2,310,545	$2,140,464
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	303,379	184,546
			2,613,924	2,325,010
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
10.10% Term Loan due 12/31/2025 (SOFR + 4.500%)	$2,451,002	01/09/20	2,430,279	2,440,708
10.10% Term Loan due 01/10/2026 (SOFR + 4.500%)	$581,162	09/21/20	574,498	577,559
			3,004,777	3,018,267
Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
11.10% Term Loan due 10/03/2029 (SOFR + 5.750%) (G)	$1,981,988	10/03/22	1,743,305	1,780,124

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
11.50% First Lien Term Loan due 02/09/2028 (SOFR + 6.000%) (G)	$2,063,425	02/09/22	1,675,188	1,688,234
Limited Liability Company Unit (B) (F)	65uts.	02/09/22	65,036	73,495
11.50% Incremental Term Loan due 02/09/2028 (SOFR + 6.000%)	$1,333,883	08/31/23	564,275	582,181
			2,304,499	2,343,910

Total Private Placement Investments (E)			$340,933,074	$358,226,001

See Notes to Consolidated Financial Statements 32

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 2.98%: (H)

Bonds - 2.98%
AOC, LLC	6.625	10/15/2029	$140,000	$124,992	$118,389
Carriage Purchaser Inc.	7.875	10/15/2029	1,250,000	979,917	1,023,393
Coronado Finance Pty Ltd.	10.750	05/15/2026	437,000	432,568	455,272
County of Gallatin MT	11.500	09/01/2027	680,000	680,000	720,038
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,064,277	756,250
CVR Energy Inc.	5.750	02/15/2028	1,000,000	942,099	922,500
Frontier Communications	8.750	05/15/2030	387,000	387,000	398,110
Neptune Energy Bondco PLC	6.625	05/15/2025	1,000,000	995,490	990,985
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	1,000,000	966,013	1,000,000
Prime Security Services, LLC	6.250	01/15/2028	1,200,000	1,110,959	1,194,011
Scientific Games Holdings LP	6.625	03/01/2030	960,000	960,000	907,613
Terrier Media Buyer, Inc.	8.875	12/15/2027	825,000	799,924	654,332
Verscend Holding Corp.	9.750	08/15/2026	965,000	994,305	971,520
Total Bonds				10,437,544	10,112,413

Common Stock - 0.00%
TherOX, Inc. (B) (I)			6 shs	—	—
Touchstone Health Partnership (B) (I)			1168 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$10,437,544	$10,112,413

Total Corporate Restricted Securities				$351,370,618	$368,338,414
See Notes to Consolidated Financial Statements 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Corporate Public Securities - 1.14%: (A)	Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 0.85%
Edelman Financial Services	6.750	12.220	06/08/26	$258,914	$258,500	$258,590
Magenta Buyer LLC	8.250	13.895	05/03/29	1,006,667	999,081	382,533
STS Operating, Inc.	8.000	13.456	04/25/26	1,000,000	1,010,001	987,501
Syncsort Incorporated	7.250	12.890	04/23/29	444,444	442,152	403,982
Wastequip, LLC	7.750	13.206	02/27/26	1,000,000	994,447	860,001
Total Bank Loans					3,704,181	2,892,607

Bonds - 0.29%
Triumph Group, Inc.		7.750	08/15/25	1,000,000	1,002,244	997,479
Total Bonds					1,002,244	997,479

Common Stock - 0.00%
Chase Packaging Corporation (B) (I)				9,541 shs	—	433
Total Common Stock					—	433

Total Corporate Public Securities					$4,706,425	$3,890,519

Total Investments		109.54%			$356,077,043	$372,228,933
Other Assets		6.44				21,893,487
Liabilities		(15.98)				(54,296,326)
Total Net Assets		100.00%				$339,826,094

(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of December 31, 2023, the value of these securities amounted to $358,226,001 or 105.41% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of December 31, 2023, total value of unfunded commitments amounted to $19,712,271 and had net unrealized depreciation of $(24,464) or (0.01)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.

PIK    - Payment-in-kind
SOFR - Secured Overnight Financing Rate

See Notes to Consolidated Financial Statements 34

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.78%
Accurus Aerospace	$929,689
Applied Aerospace Structures Corp.	435,332
Bridger Aerospace	1,094,663
Compass Precision	3,586,525
CTS Engines	2,669,293
Narda-MITEQ (JFL-Narda Partners, LLC)	3,102,133
Sunvair Aerospace Group Inc.	4,979,247
Trident Maritime Systems	3,491,647
Triumph Group, Inc.	997,479
Whitcraft Holdings, Inc.	1,741,742
23,027,750
AIRLINES - 1.08%
Aero Accessories	412,500
American Airlines Inc.	3,268,084
3,680,584

AUTOMOTIVE - 3.84%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	1,001,692
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	965,967
EFC International	2,662,770
JF Petroleum Group	1,323,128
Omega Holdings	915,582
Spatco	980,000
Randy's Worldwide	346,844
Truck-Lite	4,854,184
13,050,167
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.79%
The Caprock Group	2,720,361
The Hilb Group, LLC	3,363,189
6,083,550
BUILDING MATERIALS - 1.37%
Decks Direct, LLC	3,037,092
New Enterprise Stone & Lime Co Inc.	1,000,000
Wolf-Gordon, Inc.	610,027
4,647,119
CABLE & SATELLITE - 0.22%
CSC Holdings LLC	756,250

Industry Classification:	Fair Value/ Market Value

CHEMICALS - 1.29%
Americo Chemical Products	$1,063,347
Kano Laboratories LLC	2,258,695
Polytex Holdings LLC	1,045,098
4,367,140

CONSUMER CYCLICAL SERVICES - 5.77%
CJS Global	1,627,683
LYNX Franchising	4,847,135
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	1,077,481
Mobile Pro Systems	2,217,834
PPC Event Services	648,126
Prime Security Services, LLC	1,194,011
ROI Solutions	1,162,709
Team Air (Swifty Holdings LLC)	3,534,930
Turnberry Solutions, Inc.	3,295,795
19,605,704
CONSUMER PRODUCTS - 3.11%
AMS Holding LLC	256,647
Blue Wave Products, Inc.	402,099
Elite Sportswear Holding, LLC	271,903
gloProfessional Holdings, Inc.	1,734,756
Handi Quilter Holding Company (Premier Needle Arts)	255,864
Jones Fish	3,327,554
Renovation Brands (Renovation Parent Holdings, LLC)	1,693,794
Terrybear	2,623,068
10,565,685

See Notes to Consolidated Financial Statements 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Industry Classification:	Fair Value/ Market Value

DIVERSIFIED MANUFACTURING - 7.31%
AOC, LLC	$118,389
F G I Equity LLC	3,748,028
HTI Technology & Industries Inc (Trident Motion Technologies)	1,636,098
MNS Engineers, Inc.	2,556,592
Process Insights Acquisition, Inc.	1,321,926
Reelcraft Industries, Inc.	1,840,852
Resonetics, LLC	4,596,900
Safety Products Holdings, Inc.	3,345,307
Standard Elevator Systems	2,212,297
Tank Holding	1,303,721
Therma-Stor Holdings LLC	27,633
Trystar, Inc.	346,227
Worldwide Electric Corporation	1,780,124
24,834,094

ELECTRIC - 1.99%
Cascade Services	1,023,529
Dwyer Instruments, Inc.	3,389,829
Electric Power Systems International, Inc.	2,334,896
6,748,254
ENVIRONMENTAL - 1.50%
ENTACT Environmental Services, Inc.	2,337,928
Marshall Excelsior Co.	1,234,183
Northstar Recycling	1,517,709
5,089,820
FINANCIAL COMPANIES - 0.74%
Portfolio Group	2,517,537

FINANCIAL OTHER - 1.33%
Cogency Global	3,273,381
Edelman Financial Services	258,590
Fortis Payments, LLC	991,812
4,523,783

FOOD & BEVERAGE - 4.01%
Del Real LLC	733,322
PANOS Brands LLC	4,670,221
Sara Lee Frozen Foods	3,411,573
Westminster Acquisition LLC	135,218
Woodland Foods, Inc.	2,325,010
Ziyad	2,343,910
13,619,254

Industry Classification:	Fair Value/ Market Value

GAMING - 0.27%
Scientific Games Holdings LP	$907,613

HEALTHCARE - 8.56%
Cadence, Inc.	2,995,321
Ellkay	1,304,071
GD Dental Services LLC	344,053
Heartland Veterinary Partners	3,854,128
HemaSource, Inc.	1,755,960
Home Care Assistance, LLC	1,588,443
Illumifin	629,058
ISTO Biologics	1,168,014
Navia Benefit Solutions, Inc.	3,313,593
Office Ally (OA TOPCO, LP)	1,930,851
Parkview Dental Partners	1,805,783
RedSail Technologies	3,088,840
UroGPO, LLC	4,346,320
Verscend Holding Corp.	971,520
29,095,955

HEALTH INSURANCE - 0.25%
Warner Pacific Insurance Services	858,145

INDEPENDENT - 0.29%
Neptune Energy Bondco PLC	990,985

INDUSTRIAL OTHER - 13.27%
Cleaver-Brooks, Inc.	1,243,413
Concept Machine Tool Sales, LLC	1,256,412
E.S.P. Associates, P.A.	788,518
Gojo Industries	1,206,123
Kings III	830,708
Madison Indoor Air Solutions	23,197,957
Media Recovery, Inc.	958,189
Ocelot Holdco	626,271
PB Holdings LLC	1,441,787
Polara	2,041,472
SBP Holding LP	1,342,324
Stratus Unlimited	1,896,379
STS Operating, Inc.	987,501
Tencarva Machinery Company	3,411,966
Wastequip, LLC	860,001
World 50, Inc.	3,018,267
45,107,288

See Notes to Consolidated Financial Statements 36

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Corporate Investors
December 31, 2023 2023 Annual Report

Industry Classification:	Fair Value/ Market Value

LOCAL AUTHORITY - 0.90%
LeadsOnline	$3,073,292

MEDIA & ENTERTAINMENT - 3.54%
Advantage Software	156,532
ASC Communications, LLC (Becker's Healthcare)	789,362
BrightSign	2,917,498
DistroKid	3,407,486
Music Reports, Inc.	2,756,583
Rock Labor	862,682
Terrier Media Buyer, Inc.	654,332
The Octave Music Group, Inc. (fka TouchTunes)	484,341
12,028,816
METALS & MINING - 0.13%
Coronado Finance Pty Ltd.	455,272

PACKAGING - 1.28%
ASC Holdings, Inc.	1,758,831
Brown Machine LLC	1,595,628
Chase Packaging Corporation	433
Five Star Holding, LLC	991,881
4,346,773
PROPERTY AND CASUALTY - 1.13%
Pearl Holding Group	3,835,744

REFINING - 1.00%
CVR Energy Inc.	922,500

TECHNOLOGY - 26.74%
1WorldSync, Inc.	4,836,947
Amtech Software	1,487,332
Audio Precision	3,501,700
Best Lawyers (Azalea Investment Holdings, LLC)	3,091,090
CAi Software	4,129,410
Cash Flow Management	1,777,924
CloudWave	3,494,072
Command Alkon	4,127,059
Comply365	1,293,910
DataServ	392,451
EFI Productivity Software	1,840,251
Follett School Solutions	3,415,775
GraphPad Software, Inc.	4,999,197
i-Sight	901,975
Magenta Buyer LLC	382,533

Industry Classification:	Fair Value/ Market Value

Newforma	$1,847,402
Net at Work	2,156,277
Options Technology Ltd	3,209,192
ProfitOptics	1,761,419
Recovery Point Systems, Inc.	2,762,526
REVSpring, Inc.	3,500,000
RPX Corp	4,408,882
Ruffalo Noel Levitz	2,476,673
Sandvine Corporation	3,048,500
Scaled Agile, Inc.	2,529,162
Smart Bear	3,489,150
Smartling, Inc.	3,207,143
smartShift Technologies	2,023,292
Springbrook Software	3,429,530
Stackline	4,225,409
Syncsort Incorporated	403,982
Syntax Systems Ltd.	1,503,435
Transit Technologies LLC	1,623,627
Trintech, Inc.	3,233,929
U.S. Legal Support, Inc.	4,160,158
VitalSource	3,417,261
98,088,575
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.12%
Frontier Communications	398,110

TRANSPORTATION SERVICES - 9.48%
AIT Worldwide Logistics, Inc.	3,530,620
Carriage Purchaser Inc.	1,023,393
eShipping	2,067,026
FragilePAK	2,184,217
Omni Logistics, LLC	3,216,916
Pegasus Transtech Corporation	3,511,476
RoadOne IntermodaLogistics	1,093,305
Rock-it Cargo	4,841,308
SEKO Worldwide, LLC	3,303,735
VP Holding Company	4,231,178
29,003,174

Total Investments - 110.70%
(Cost - $356,077,043)	$372,228,933

See Notes to Consolidated Financial Statements 37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Corporate Investors
2023 Annual Report

1. History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
In 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust. The effects of all internal transactions between the Trust and its wholly-owned subsidiary are eliminated in consolidation.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
 A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $358,226,001 (105.41% of net assets) as of December 31, 2023 the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report
determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2023, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
 Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is generally determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is generally determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report
The EBITDA valuation multiple is the primary significant unobservable input. Increases/ (decreases) to the company’s EBITDA would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncements
In March 2020, the FASB issued Accounting Standards Update, 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The amendments in ASU 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. In December 2022, the FASB issued Accounting Standards Update 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The Trust has evaluated the guidance and does not expect a significant impact on its consolidated financial statements.
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU 2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the Trust’s financial statements.
Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of December 31, 2023.
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2023 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$20,895,746	$—	$10,112,413	$10,783,333
Bank Loans	297,191,545	—	—	297,191,545
Common Stock - U.S.	5,064,000	—	—	5,064,000
Preferred Stock	3,254,063	—	—	3,254,063
Partnerships and LLCs	41,933,060	—	—	41,933,060
Public Securities
Bank Loans	2,892,607	—	2,892,607	—
Corporate Bonds	997,479	—	997,479	—
Common Stock - U.S.	433	433	—	—
Total	$372,228,933	$433	$14,002,499	$358,226,001

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report
See information disaggregated by issuer, security type, and industry classification in the Consolidated Schedule of Investments.
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2023.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$276,832,492	Income Approach	Implied Spread	8.8% - 20.5%	11.9%

Corporate Bonds	$9,738,235	Income Approach	Implied Spread	13.0% - 24.2%	15.3%
	$1,045,098	Market Approach	Revenue Multiple	0.2x	0.2x

Equity Securities**	$49,436,978	Enterprise Value Waterfall Approach	Valuation Multiple	4.0x - 36.0x	11.6x
	$125,120	Market Approach	Revenue Multiple	9.5x	9.5x
Certain of the Trust’s Level 3 securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $21,048,078 have been excluded from the preceding table.
* The weighted averages disclosed in the table above were weighted by relative fair value
** Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2022	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2023
Restricted Securities
Corporate Bonds	$18,250,464	$527,903	$1,476,487	$(178,990)	$(9,292,531)	$—	$—	$10,783,333
Bank Loans	280,142,336	571,698	41,904,222	(1,711,629)	(23,715,082)	—	—	297,191,545
Common Stock - U.S.	3,630,330	1,442,999	66,442	(75,771)	—	—	—	5,064,000
Preferred Stock	3,907,169	782,146	219,613	(1,654,865)	—	—	—	3,254,063
Partnerships and LLCs	39,264,780	1,439,606	3,534,922	(2,306,248)	—	—	—	41,933,060
Public Securities
Bank Loans	547,929	22,304	—	(494,036)	(1,274,331)	2,128,134	(930,000)	—
Common Stock	76,474	(76,474)	—	—	—	—	—	—
Total	$345,819,482	$4,710,182	$47,201,686	$(6,421,539)	$(34,281,944)	$2,128,134	$(930,000)	$358,226,001
For the year ended December 31, 2023, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized (Depreciation) in Net Assets from assets still held
Interest - OID amortization	$1,118,073	$—
Net realized gain (loss) on investments before taxes	(1,196,125)	—
Net change in unrealized appreciation (depreciation) of investments before taxes	4,788,234	1,198,703

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield- to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of December 31, 2023, the fair value of the Trust’s non-accrual assets was $1,045,098, or 0.3% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $3,894,376, or 1.1% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of December 31, 2023, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2023, the Trust did not have realized taxable long-term capital gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the CI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. In accordance with U.S. GAAP, the Trust has made reclassifications among its capital accounts. These reclassifications are intended to adjust the components of net assets to reflect the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report
tax character of permanent book/tax differences and have no impact on the net assets or net asset value of the Trust. As of December 31, 2023, the Trust made reclassifications to increase or (decrease) the components of net assets detailed below:

Paid-In Capital	Total Distributable Earnings	Realized Capital Losses
(857,199)	40,631	816,568
The Trusts’ current income tax expense as shown on the Statement of Operations included excise tax expense of $857,364 and income tax expense related to realized gains on investments of $191,215. The $191,215 of income tax expense on realized gains on investments included income tax expense related to the CI Subsidiary Trust as described in the table below of $191,215 and $0 of capital gains tax.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. The CI Subsidiary Trust had $685,076 of taxable income as of December 31, 2023.
The components of income taxes included in the CI Subsidiary Trust were as follows:

Income tax expense (benefit)
Current:
Federal	$176,500
State	14,715
Total current	$191,215
Deferred:
Federal	$166,766
State	(317,907)
Total deferred	(151,141)
Total income tax expense from continuing operations	$40,074
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2023, the CI Subsidiary Trust had $634,445 of net deferred tax liability.
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2023 were as follows:

Deferred tax assets / (liabilities):
Business interest expense carryforward	$247,882
General business credit carryforward	538
State net operating loss carryforward	101,498
Total deferred tax assets	349,918
Less valuation allowance	—
Net deferred tax asset	349,918
Unrealized gain on investments	(984,363)
Total deferred tax liabilities	(984,363)
Net deferred tax liability	$(634,445)
The CI Subsidiary Trust has a valuation allowance of $0 as of December 31, 2023. Management believes it is more likely than not that the deferred taxes will be realized.
The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report
and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2023.
A reconciliation of the differences between the Trust’s income tax expense and the amount computed by applying the prevailing U.S. Federal tax rate to pretax income for the year ended December 31, 2023 is as follows:

	Amount	Percentage
Provision for income taxes at the U.S. federal rate	$(75,320)	21.0%
State tax, net of federal effect	(276,381)	77.1%
State deferred reprice and other true-ups	391,775	(109.3)%
Income tax expense	$40,074	(11.2)%
Each of the Trust’s and the CI Subsidiary Trust’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. The Trust and CI Subsidiary Trust file in various states and generally the prior four years remain subject to examination by each state’s respective taxing authority.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from distributable earnings, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
The tax basis components of distributable earnings at December 31, 2023 are as follows:

Undistributed Ordinary Income	$22,239,999
Accumulated Net Realized Losses	(4,298,824)
Net Unrealized Appreciation	12,567,539
Other Temporary Differences / Subsidiary Trust	12,042,533
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to partnership investments.
The following information is provided on a tax basis as of December 31, 2023:

Tax Cost	$359,659,784
Tax Unrealized Appreciation	27,203,806
Tax Unrealized Depreciation	(14,636,651)
Net Unrealized Appreciation	12,567,155
The tax character of distributions declared during the years ended December 31, 2023 and 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary Income	$28,771,641	$17,814,328
Short-term capital gains	—	1,654,830
Long-term capital gains	—	1,197,795
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2023, the Trust incurred total interest expense on the Note of $1,059,000.
 The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.
At December 31, 2023, management estimates the fair value of the Note to be $28,100,340. The fair value measurement of the Note is categorized as a Level 3 liability under ASC 820. The fair value of the Note is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $15,000,000 to a total aggregate commitment amount of $45,000,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $187,748 has been netted against the credit facility balance as presented on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the year ended December 31, 2023, was approximately $11,800,000 and 7.45%, respectively. As of December 31, 2023, the principal balance outstanding was $12,500,000 at an interest rate of 7.69%.
At December 31, 2023, management estimates the fair value of the Credit Facility to be $12,500,000. The fair value measurement of the Credit Facility is categorized as a Level 3 liability under ASC 820. The fair value of the Credit Facility is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.
5. Purchases and Sales of Investments

	For the year ended 12/31/2023
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$45,239,713	$44,395,956
Corporate public securities	61,729	4,483,702

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report
the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report
of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.
At December 31, 2023, the Trust had the following unfunded commitments:

Delayed Draw Term Loans:	Unfunded Amount	Unfunded Value
Best Lawyers	$300,641	$303,741
Cascade Services	794,118	793,310
CTS Engines LLC	182,152	182,026
HTI Technology & Industries Inc	204,545	205,100
Jones Fish	449,347	451,529
Kano Laboratories LLC	1,150,988	1,156,350
Kings III	61,476	62,113
Net at Work	1,060,606	1,061,500
Parkview Dental Partners	656,122	655,645
Portfolio Group	315,000	303,408
Process Insights Acquisition, Inc.	219,706	222,594
Randy's Worldwide	110,311	110,959
RoadOne IntermodaLogistics	168,199	169,653
SBP Holdings	15,085	17,110
smartShift Technologies	726,430	724,043
Stratus Unlimited	116,080	122,495
Tank Holding Corp	90,531	92,831
The Caprock Group	474,866	481,146
Warner Pacific Insurance Services	892,934	892,754
Ziyad	$741,870	$751,830
	$8,731,007	$8,760,137

Revolvers:	Unfunded Amount	Unfunded Value
Accurus Aerospace International UK Buyer	$33,540	$31,180
Aero Accessories	83,333	85,070
Americo Chemical Products	249,559	253,096
Amtech Software	116,364	117,671
Applied Aerospace Structures Corp.	64,516	65,715
ASC Communications, LLC	45,328	45,468
Best Lawyers	224,359	225,909
BrightSign	93,080	85,072
CAi Software	471,493	447,510
Cascade Services	132,353	132,218
Cash Flow Management	149,254	148,254
CJS Global	484,848	493,602
Cleaver-Brooks, Inc.	138,394	140,489
Cogency Global	165,304	164,246

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report

Revolvers:	Unfunded Amount	Unfunded Value
Comply365	$109,756	$109,133
DataServ	96,154	96,478
Decks Direct, LLC	840,616	832,528
EFI Productivity Software	109,518	110,484
eShipping	346,829	351,274
HemaSource, Inc.	330,746	331,039
HTI Technology & Industries Inc	136,364	136,733
ISTO Biologics	126,456	126,326
Jones Fish	399,324	397,723
Kings III	89,328	89,833
LeadsOnline - Weatherby Parent Holdings LLC	382,646	385,181
Magnolia Wash Holdings	19,238	19,371
Marshall Excelsior Co.	21,990	18,231
Narda-MITEQ	424,977	427,402
Net at Work	212,121	212,345
Newforma	164,824	165,848
Office Ally	266,249	267,653
Omega Holdings	368,150	360,843
Polara	218,094	220,945
Process Insights Acquisition, Inc.	238,294	242,364
ProfitOptics	167,742	173,132
Randy's Worldwide	33,159	33,446
RoadOne IntermodaLogistics	194,694	195,845
Rock Labor	120,095	120,216
SBP Holdings	106,476	107,715
Scaled Agile, Inc	391,791	386,707
Smartling, Inc.	205,882	206,459
smartShift Technologies	348,687	348,905
Standard Elevator Systems	40,339	11,290
Syntax Systems Ltd	78,199	79,341
Tank Holding Corp	32,000	32,214
Tencarva Machinery Company	619,093	622,729
The Caprock Group	215,035	217,523
Trintech Inc	178,571	179,274
Whitcraft LLC	234,731	235,525
Woodland Foods, Inc.	123,989	95,793
Worldwide Electric Corporation	201,863	206,527
Ziyad	359,983	362,259
	$11,005,728	$10,952,134

Total Unfunded Commitments	$19,736,735	$19,712,271
As of December 31, 2023 unfunded commitments had net unrealized depreciation of $(24,464) or (0.01)% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report
8. Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons
For the year ended December 31, 2023, the Trust paid its Trustees aggregate remuneration of $385,880. During the year, the Trust did not pay any compensation to Mr. Noreen or to Mr. Mihalick. Each of Messrs. Noreen and Mihalick is an “interested person” (as defined by the 1940 Act) of the Trust.
With the exception of the Trust's Chief Compliance Officer, all of the Trust’s officers are employees of Barings or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Barings or MassMutual.
The Trust's Chief Compliance Officer is a Principal Consultant of ACA Group ("ACA"). For the period February 27, 2023 to December 31, 2023, the Trust paid ACA an annual fee plus out-of-pocket expenses for the provision of personnel and services provided related to the Trust's compliance program. Prior to February 27, 2023, Barings paid the compensation of the previous Chief Compliance Officer of the Trust.
Mr. Noreen is an “affiliated person” (as defined by the 1940 Act) of MassMutual and Barings. Mr. Mihalick is an “affiliated person” (as defined by the 1940 Act) of Barings.
9. Certifications (Unaudited)
As required under New York Stock Exchange (“NYSE”) Corporate Governance Rules, the Trust’s principal executive officer has certified to the NYSE that she was not aware, as of the certification date, of any violation by the Trust of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT, relating to, among other things, the Trust’s disclosure controls and procedures and internal control over financial reporting, as applicable.
10. Quarterly Results of Investment Operations (Unaudited)

	March 31, 2023
	Amount	Per Share
Investment income	$10,543,447
Net investment income	8,649,221	$0.43
Net realized and unrealized gain on investments (net of taxes)	1,128,654	0.06

	June 30, 2023
	Amount	Per Share
Investment income	$9,598,111
Net investment income	7,698,157	$0.38
Net realized and unrealized gain on investments (net of taxes)	416,719	0.01

	September 30, 2023
	Amount	Per Share
Investment income	$10,791,421
Net investment income	8,904,740	$0.44
Net realized and unrealized gain on investments (net of taxes)	1,086,453	0.05

	December 31, 2023
	Amount	Per Share
Investment income	$10,254,634
Net investment income (net of taxes)	7,379,612	$0.36
Net realized and unrealized gain on investments (net of taxes)	1,695,480	0.08

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
2023 Annual Report
11. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of December 31, 2023, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date, except as provided below.

Barings Corporate Investors
2023 Annual Report
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Barings Corporate Investors
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Barings Corporate Investors and subsidiary (the Trust), including the consolidated schedule of investments, as of December 31, 2023, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and the consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodians and agent banks, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of the Trust since 2004.
Charlotte, North Carolina
February 29, 2024

Barings Corporate Investors
2023 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Clifford M. Noreen* (66) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee/Nominee, Chairman	Term expires 2024; Trustee since 2009	Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual.	112
President (2005-2009), Vice President (1993-2005) of the Trust; Chairman (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Trustee (since 2021), MassMutual Select Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MML Series Investment Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021) MML Series Investment Funds II (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2009), MassMutual Asset Finance LLC (equipment financing company); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Member of the Investment Committee (since 2005), Baystate Health Systems; Member of the Investment Committee (since 1999), Diocese of Springfield; Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); President (2009-2015), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); and Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company).

* Mr. Noreen is classified as an “interested person” of the Trust and Barings (as defined by the 1940 Act), because of his position as an Officer of the Trust and his former position as President of Barings.

Barings Corporate Investors
2023 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
David M. Mihalick* (50) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2025; Trustee since May 2022	Head of Private Assets (since 2021), Head of U.S. Public Fixed Income and Member of Global Investment Grade Allocation Committee (2019-2021), and Head of U.S. High Yield and Member of Global High Yield Allocation Committee (2017-2021), Barings LLC.	5	Trustee (since 2022), Barings Participation Investors; Director (since 2020), Barings BDC, Inc. (business development company advised by Barings); Director (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); Trustee (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Trustee (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).
* Mr. Mihalick is classified as an “interested person” of the Trust and Barings (as defined by the 1940 Act), because of his current position at Barings.

Barings Corporate Investors
2023 Annual Report

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Michael H. Brown (66) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2026; Trustee since 2005	Private Investor (since 2005); Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Barings Participation Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (67) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2026; Trustee since 2013	Retired (since 2018); General Partner (1993-2018), Boston Ventures Management (private equity firm).	2	Trustee (since 2013), Barings Participation Investors; Member of the Board of Overseers (2013-2014), MSPCA-Angell Memorial Hospital; Member of the Grants Committee (2012-2017), IECA Foundation; Managing Director (1993-2018), Boston Ventures IV, L.P., Boston Ventures V, L.P. and Boston Ventures VI, L.P. (private equity funds).

Edward P. Grace III (73) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2024; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (1998-2018), Grace Venture Partners LP (venture capital fund).	2	Trustee (since 2012), Barings Participation Investors; Director (since 2012), Benihana, Inc. (restaurant chain); Director (2011-2018), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (2010-2017), Larkburger, Inc. (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm).

Susan B. Sweeney (71) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2025; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America.	112	Trustee (since 2012), Barings Participation Investors; Trustee (since 2009), MassMutual Select Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2012) MML Series Investment Funds II (open-end investment company advised by MML Investment Advisers); Trustee (since 2012), MassMutual Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MML Investment Advisers); and Trustee (2021-2022), Barings Private Equity Opportunities and Commitments Fund (formerly known as MassMutual Access Pine Point Fund) (closed-end investment company formerly advised by MML Investment Advisers).

Barings Corporate Investors
2023 Annual Report
 INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Maleyne M. Syracuse (67) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2026; Trustee since 2007	Private Investor (since 2007); Managing Director (2000-2007), JP Morgan Securities, Inc. (investment banking).	2
Trustee (since 2007), Barings Participation Investors; Member of the Board of Directors (since 1998), Board President (2002-2021), and Board Treasurer (since 2023), Peters Valley School of Craft (a non-profit arts organization); Member of the Board of Directors (since 2022) Cornelia Connelly Center (a nonprofit educational organization).

Barings Corporate Investors
2023 Annual Report
 OFFICERS

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Christina Emery (50) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2020
Vice President (2018-2020) of the Trust; Managing Director (since 2011), Director (2005-2011), Barings; President (since 2020), Vice President (2018-2020), Barings Participation Investors; and Trustee (since 2020), President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust.

Christopher Hanscom (41) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer & Treasurer	Chief Financial Officer since 2022; Treasurer Since 2017	Sr. Director (since 2023), Director (2018-2023), Associate Director (2015-2018), Analyst (2005-2015), Barings; Chief Financial Officer (since 2022), Treasurer (since 2017), Barings Participation Investors; Trustee (since 2022), Chief Financial Officer (since 2022), Assistant Controller (2020-2022), CI Subsidiary Trust and PI Subsidiary Trust; and Chief Financial Officer (since January 2023), Treasurer (2021-2023), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Ashlee Steinnerd (42) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since February 2023
Secretary (2020-February 2023) of the Trust; Managing Director (since 2022), Head of Regulatory (since 2021), Director (2019-2022), Barings; Chief Legal Officer (since February 2023), Secretary (2020-February 2023), Barings Participation Investors; Chief Legal Officer (since February 2023), Secretary (2020-February 2023), CI Subsidiary Trust and PI Subsidiary Trust; Chief Legal Officer (since February 2023), Secretary (2021-February 2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Chief Legal Officer (since February 2023), Secretary (2020-February 2023), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (since February 2023), Secretary (2020-February 2023), Barings Capital Investment Corporation (business development company advised by Barings); Chief Legal Officer (since February 2023), Secretary (2021-February 2023), Barings Private Credit Corporation (business development company advised by Barings); Chief Legal Officer (since February 2023), Secretary (2022-February 2023), Barings Private Equity Opportunities and Commitments Fund (closed-end investment company advised by Barings); and Senior Counsel (2011-2019), Securities and Exchange Commission.

Robert Spengler (43) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since February 2023	Chief Compliance Officer (since February 2023), Barings Participation Investors; Chief Compliance Officer (since February 2023), Barings Private Equity Opportunities and Commitments Fund (closed-end investment company advised by Barings); Senior Principal Consultant (since 2020), Foreside Fund Officer Services, LLC; Vice President (2018-2020), Duff & Phelps; and Compliance Manager (2014-2018), Cipperman Compliance Services, LLC.

Andrea Nitzan (56) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Principal Accounting Officer	Since January 2023	Managing Director and Chief Accounting Officer (since 2020), Barings; Principal Accounting Officer (since January 2023), Barings Participation Investors; Principal Accounting Officer (since January 2023), CI Subsidiary Trust and PI Subsidiary Trust; and Treasurer (since January 2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings).

Barings Corporate Investors
2023 Annual Report
OFFICERS

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Alexandra Pacini (31) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Secretary	Since February 2023	Assistant Secretary (2020-February 2023) of the Trust; Director (since April 2023), Associate Director (2021-April 2023), Analyst (2017-2021), Barings; Secretary (since February 2023), Assistant Secretary (2020-February 2023), Barings Participation Investors; Secretary (since February 2023), Assistant Secretary (2020-February 2023), CI Subsidiary Trust and PI Subsidiary Trust; Secretary (since February 2023), Assistant Secretary (2020-February 2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Secretary (since February 2023), Assistant Secretary (2020-February 2023), Barings BDC, Inc. (business development company advised by Barings); Secretary (since February 2023), Assistant Secretary (2021-February 2023), Barings Capital Investment Corporation (business development company advised by Barings); Secretary (since February 2023), Assistant Secretary (2021-February 2023), Barings Private Credit Corporation (business development company advised by Barings); Secretary (since February 2023), Assistant Secretary (2022-February 2023), Barings Private Equity Opportunities and Commitments Fund (closed-end investment company advised by Barings); and Assistant Secretary (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).

Sean Feeley (56) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2011
Managing Director (since 2003), Barings; Vice President (since 2011), Barings Participation Investors; Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust; President (since 2017), Vice President (2012-2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Joseph Evanchick (59) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since January 2023	Managing Director (since 2012), Barings; Vice President (since January 2023), Barings Participation Investors; and Vice President (since 2023), CI Subsidiary Trust and PI Subsidiary Trust.

Matthew Curtis (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Tax Officer	Since 2022	Managing Director and Global Head of Tax (since 2017), Barings; Tax Officer (since November 2022), Barings Participation Investors; Tax Officer (since November 2022), CI Subsidiary Trust and PI Subsidiary Trust; Tax Officer (since August 2022), Barings BDC, Inc. (business development company advised by Barings); Tax Officer (since August 2022), Barings Capital Investment Corporation (business development company advised by Barings); Tax Officer (since August 2022), Barings Private Credit Corporation (business development company advised by Barings); Tax Officer (since August 2022), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Tax Officer (since September 2022), Barings Private Equity Opportunities and Commitments Fund.

* Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on November 16, 2023.

Barings Corporate Investors
2023 Annual Report

APPROVAL OF INVESTMENT SERVICES CONTRACT
At a meeting of the Trustees held on November 16, 2023, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously approved a one-year continuance of the Contract.
Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and “fallout” benefits to Barings resulting from the Contract.
In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees’ conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Nature, Extent and Quality of Services to be Provided by Barings to the Trust
In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings’ ability to find and negotiate private placement securities that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings’ staff; (iv) the strength of Barings’ financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the the scope of services provided by Barings in light of regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the Contract.
Investment Performance
The Trustees also examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had underperformed the Credit Suisse Leverage Loan Index for the 3-month, year-to-date and 1-year periods, outperformed the Credit Suisse Leveraged Loan Index for the 3- and 5-year periods, had outperformed the Bloomberg Barclays US Corporate High Yield Index for the 3-month, year-to-date, 1-, 3-, 5- and 10-year periods, and had underperformed the S&P 500 Index for the 3-month, year-to-date, 1-, 3- , 5- and 10-year periods, in each case ended June 30, 2023. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.
Advisory Fee/Costs of Services Provided and Profitability/ Manager’s “Fallout” Benefits
In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Participation Investors, which is also

Barings Corporate Investors
2023 Annual Report
advised by Barings. Under the terms of its Investment Advisory and Administrative Services Contract, Barings Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to various private and public funds that Barings manages that invest in similar asset classes, and observed that the fee charged to Barings Participation Investors compares favorably to the Trust’s advisory fee.
At the request of the Trustees, Barings provided information concerning the profitability of Barings’ advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings’ historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee under the Contract is reasonable.
Economies of Scale
The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously concluded that the Trust’s Contract should be continued for an additional one-year period.

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DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS., Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Members of the Board of Trustees
Michael H. Brown* Private Investor	Barbara M. Ginader* Private Investor	Edward P. Grace* President Phelps Grace International, Inc
David M. Mihalick Head of Private Assets, Barings	Clifford M. Noreen Head of Global Investment Strategy Massachusetts Mutual Life Insurance Company	Susan B. Sweeney* Private Investor
Maleyne M. Syracuse* Private Investor

Officers
Christina Emery President	Andrea Nitzan Principal Accounting Officer	Alexandra Pacini Secretary
Ashlee Steinnerd Chief Legal Officer	Robert Spengler, Jr. Chief Compliance Officer	Christopher Hanscom Chief Financial Officer and Treasurer
Sean Feeley Vice President	Joseph Evanchick Vice President	Matthew Curtis Tax Officer

* Member of the Audit Committee

Barings
CORPORATE INVESTORS
2023 Annual Report

C16.959

ITEM 2. CODE OF ETHICS.
The Registrant adopted a Code of Ethics for senior financial officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.barings.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Registrant's Board of Trustees has determined that Ms. Barbara M. Ginader, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Ms. Ginader is "independent" for purposes of this Item 3 as required by applicable regulation.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The Registrant has engaged its principal accountant, KPMG LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by KPMG LLP.
Fees Billed to the Registrant:

	KPMG LLP	KPMG LLP
	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit Fees	$182,000	$165,000
Audit-Related Fees	—	—
Tax Fees	65,700	62,000
All Other Fees	—	—
Total Fees	$247,700	$227,000
Non-Audit Fees Billed to Barings and MassMutual:

	KPMG LLP	KPMG LLP
	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit-Related Fees	$2,252,000	$2,154,000
Tax Fees	19,526,000	16,828,000
All Other Fees	465,000	1,519,000
Total Fees	$22,243,000	$20,501,000

The category "Audit Fees" refers to fees incurred for an audit of the Registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category "Audit-Related Fees" reflects fees billed by KPMG LLP for various non-audit and non-tax services rendered to the Registrant, Barings and MassMutual, such as a SOC - 1 review, consulting and agreed upon procedures reports. Preparation of federal, state and local income tax and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG LLP for consulting rendered to the Registrant, Barings and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's principal accountant. During 2022, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG LLP and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2022 and 2023 for the Registrant and for the non-audit services provided to Barings, and Barings' parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2022 fees billed represent final 2022 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2023 Annual Form N-CSR and include, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2023 Annual Form N-CSR, but are now properly included in the 2022 fees billed to the Registrant, Barings and MassMutual.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.barings.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Barbara M. Ginader, Edward P. Grace, III, Susan B. Sweeney and Maleyne M. Syracuse.
ITEM 6. SCHEDULE OF INVESTMENTS
A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Summary of Barings’ Global Proxy Voting Policy:
Barings understands that the voting of proxies is an integral part of its investment management responsibilities and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client’s investment objectives). To implement this general principle, Barings engages a proxy service provider (“Service Provider”) that is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider, a recognized authority on proxy voting and corporate governance, provides research and recommendations (including environmental, social and governance topics) on proxies to Barings as its research provider (the “Research Provider”). It is Barings’ Global Proxy Voting Policy to generally vote all client proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.
Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines. Barings can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Global Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of the Global Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.
Summary of Barings’ Proxy Voting Procedures:
Typically, Barings will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Global Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines. In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Team will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Team. If a Material Conflict is identified by a Proxy Analyst or the Proxy Team, the proxy will be submitted to the Governance and Conflicts Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.
No associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Global Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Governance and Conflicts Committee member and has disclosed any known Material Conflict. Pre-vote communications with proxy solicitors are prohibited. In the event that pre-vote communications occur, it should be reported to the Governance and Conflicts Committee, the relevant Head of Compliance and/or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to the relevant Head of Compliance and/or General Counsel, or the respective designees.
Investment management agreements generally delegate the authority to vote proxies to Barings in accordance with Barings’ Global Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference. However, except for those jurisdictions where written explicit delegation is required such as Hong Kong, Taiwan and South Korea, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Barings will vote as instructed.
Obtaining a Copy of the Proxy Voting Policy
Clients can obtain a copy of Barings’ Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, on the Barings website: https://www.barings.com/globalassets/2-assets/content/global-investment-policies/barings-global-proxy-voting-policy.pdf, by contacting the Chief Compliance Officer, Barings LLC, 300 South Tryon, Charlotte, NC 28202, or calling toll-free, 1-877-766-0014.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Christina Emery serves as the President of the Registrant (since January 2020) and as one of its Portfolio Managers. Ms. Emery began her service to the Registrant in 2017 as a Vice President. With over 20 years of industry experience, Ms. Emery is a senior member of Barings’ Global Private Finance Group. She is a Portfolio Manager responsible for the construction and portfolio management for a number of Global Private Finance accounts. Ms. Emery has worked in the industry since 2002. Prior to joining the firm in 2005, she held a position in investment banking at Legg Mason and had various operations roles at Abbott Laboratories. She holds a B.S. from the University of Virginia and an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia. Ms. Emery also serves as President of Barings Participation Investors, another closed-end management investment company advised by Barings.

PORTFOLIO MANAGEMENT TEAM. Ms. Emery has primary responsibility for overseeing the investment of the Registrant’s portfolio, with the day-to-day investment management responsibility of the Registrant’s portfolio being shared with the following Barings’ investment professional (together with the Portfolio Manager, the “Portfolio Team”).

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. He is a portfolio manager for Barings’ U.S. High Yield Investments Group. He is also a member of the firm’s U.S. High Yield Investment Committee and the Global High Yield Allocation Committee. Mr. Feeley is responsible for the portfolio management of various high yield bond total return strategies. Mr. Feeley has worked in the industry since 1996 and his experience has encompassed the credit market across a variety of industries. Prior to joining Barings in 2003, he worked at Cigna Investment Management in project finance and at Credit Suisse, where he worked in the leveraged finance group. Mr. Feeley holds a B.S. in Accounting from Canisius College (magna cum laude) and an M.B.A. from Cornell University. He is a Certified Public Accountant (inactive) and member of the CFA Institute. Mr. Feeley also serves as Vice President of Barings Participation Investors and President of Barings Global Short Duration High Yield Fund, both closed-end management investment companies advised by Barings.

Joseph Evanchick is a portfolio manager for Barings’ Global Private Finance Group. He is responsible for creating and managing investment vehicles of North American private finance investments. Mr. Evanchick has worked in the industry since 1992. Prior to joining the firm in 2012, he was a Managing Director at ICP Capital. Previously, Mr. Evanchick was a Senior Managing Director at Bear Stearns, where as a structured finance banker he was responsible for originating, structuring and marketing structured finance transactions to global institutional clients. He received a B.S. from Edinboro University of Pennsylvania and an M.B.A. from Pennsylvania State University. Mr. Evanchick also serves as Vice President of Barings Participation Investors, another closed-end management investment companies advised by Barings.

Potential investments are selected for the Registrant by the Portfolio Team from a universe of investment opportunities approved by North American Private Financial Investment Committee (the “Investment Committee”) of Barings’ Global Private Finance Group. Effective March 11, 2024, the Investment Committee, which is responsible for the Registrant’s investment origination and portfolio monitoring activities for middle-market companies in North America, consists of three interim members: Terry Harris, Bryan High and Tyler Gately.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Barings advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

Portfolio Team	Account Category	Total Number of Accounts	Approximate Total Asset Size[1,2]	Numbers of Accounts with Performance-Based Advisory Fee	Approximate Asset Size of Performance-Based Advisory Fee Accounts[1,2]
Christina Emery	Registered Investment Companies	3	$173	0	$—
	Other Pooled Investment Vehicles	7	$260	0	$—
	Other Accounts	17	$814	0	$—

Sean Feely	Registered Investment Companies	10	$1,425	0	$—
	Other Pooled Investment Vehicles	5	$986	0	$—
	Other Accounts	22	$4,228	0	$—

Joseph Evanchick	Registered Investment Companies	1	$173	0	$—
	Other Pooled Investment Vehicles	6	$2,531	0	$—
	Other Accounts	0	$—	0	$—
1    Account assets have been calculated as of December 31, 2023.
2    Account size in millions.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients. Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address the conflicts of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: For some of its advisory clients, Barings can effect cross-trades whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Barings can also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee. When Barings effects cross-trades there is an inherent conflict of interest since Barings has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership or economic interest and/or is entitled to a performance fee. In order to address this conflict of interest, cross trades involving advisory client accounts are required to comply with Barings Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any affiliated transaction is consistent with all applicable regulatory requirements governing such transactions and with Barings’ fiduciary obligations to the clients involved in any such transactions.

Loan Origination Transactions: While Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication. Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate. In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees. As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address the conflict of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients: Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates. Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.
Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings’ fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds. If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund. To address the conflicts of interest, Barings has adopted a Global Side by Side Management and Other Conflicts Policy which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy, as summarized above.

Management of Multiple Accounts: As noted above, Barings’ portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully. Similarly, there can be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account. As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts sometimes co-invest jointly and concurrently with Barings’ other advisory clients and therefore share in the allocation of such investment opportunities. To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted a Global Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address the conflicts, Barings has adopted a Global Side by Side Management and Other Conflicts Policy which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result/ of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy, as summarized above.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker or dealer selection. Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could cause a favored account to “front run” an account’s trade or sell short a security for an account immediately prior to another account’s sale of that security. To address these conflicts, Barings has adopted policies and procedures, including a Global Short Sale Policy, which ensures that the use of short sales by Barings is consistent with Barings’ fiduciary obligations to its clients, a Global Side by Side Management and Other Conflicts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Global Code of Ethics Policy, as summarized above.

Trade Errors: Potential material conflicts of interest also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account. When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address the conflicts, Barings has adopted a Global Client Account Errors Policy governing the resolution of trading errors, and will follow the Global Client Account Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings’ interest.

Best Execution; Directed or Restricted Brokerage: With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client’s transactions through a particular counterparty. In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts. Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Barings has adopted a Global Best Execution Policy and a Global Directed or Restricted Brokerage Policy.

As discussed above, Barings employees have the ability to trade in securities that are purchased, held and sold by or on behalf of Barings’ advisory clients, subject to a number of limitations. See above for a discussion of restrictions on employee personal securities transactions contained in Barings’ Global Code of Ethics.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings’ compensation is competitive with industry norms.
Base Salary

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Annual Bonus - Short Term Incentive (STI)

The annual bonus pool applies to all associates in the firm. Factors impacting the potential bonuses include but are not limited to: (i) investment performance of funds/accounts managed by a portfolio manager, (ii) financial performance of Barings, (iii) client satisfaction and (iv) teamwork. STI is typically paid in February/March following the performance year for which the award is based.

Long-Term Incentives (LTI)

Barings’ long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula including Barings’ overall earnings. A voluntary separation of service will generally result in a forfeiture of unvested LTI awards.

BENEFICIAL OWNERSHIP: As of December 31, 2023, members of the Portfolio Management Team, beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:         Dollar Range of Beneficially Owned* Equity Securities of the Registrant:

Christina Emery                 $10,001-50,000
Sean Feeley                 $0
Joseph Evanchick                $0
* Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Barings' non-qualified deferred compensation plan for certain officers of Barings (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant's shares.)
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable for this filing.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable for this filing.
ITEM 11. CONTROLS AND PROCEDURES.
(a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's full year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)    Not applicable.
(b)    Not applicable.
ITEM 13. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.
(a)    Not applicable for this filing.
ITEM 14. EXHIBITS
(a)    (1) ANY CODE OF ETHICS, OR AMENDMENT THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)    (2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Filed herewith.

(a)    (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(a)     (4) CHANGES IN THE REGISTRANT’S INDEPENDENT PUBLIC ACCOUNTANT.

There was no change in the registrant’s independent public accountant for the fiscal year reported on this Form N-CSR.

(b)    CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Filed herewith.

CERTIFICATION
ITEM 14(a)(2) PRINCIPAL EXECUTIVE OFFICER CERTIFICATION

I, Christina Emery, certify that:

1.    I have reviewed this report on Form N-CSR of Barings Corporate Investors;

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.    The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
a)    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)    Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)    Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d)    Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.    The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)    Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 11, 2024
CERTIFICATION
ITEM 14(a)(2) PRINCIPAL FINANCIAL OFFICER CERTIFICATION

I, Christopher Hanscom, certify that:

1.    I have reviewed this report on Form N-CSR of Barings Corporate Investors;

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.    The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
a)    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)    Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)    Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d)    Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.    The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)    Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

By:	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer

Date:	March 11, 2024

Signatures
ITEM 14(b)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 11, 2024
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 11, 2024

By:	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer

Date:	March 11, 2024